UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36830	20-0915291
(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 200, Suite 2203 Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 23, 2017, KalVista Pharmaceuticals, Inc. (the “Company”) held a special meeting of its stockholders at which the Company’s stockholders voted on the proposals set forth below. The final results regarding each proposal are set forth below.

Proposal No. 1: Approval of the 2017 Equity Incentive Plan:

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
7,232,865	110,262	943	0

Proposal No. 2: Approval of the 2017 Employee Stock Purchase Plan:

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
7,303,409	40,245	416	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: March 27, 2017	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Financial Officer

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